UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 1, 2007

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey
	1-8661	13-2595722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey

07061-1615

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code (908) 903-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 1.01               Entry into a Material Definitive Agreement.

Item 9.01               Financial Statements and Exhibits.

Signatures

Exhibit Index to Current Report on Form 8-K Filed on March 7, 2007

Exhibit 10.1	Schedule of 2007 Base Salaries for Named Executive Officers
Exhibit 10.2

Form of Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

Exhibit 10.3

Form of Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for recipients of performance share awards other than Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

Exhibit 10.4

Form of Amendment No. 1 to the form of 2006 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

Exhibit 10.5

Form of Amendment No. 1 to the form of 2006 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for 2006 performance share award recipients other than Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

Exhibit 10.6

Form of Amendment No. 1 to the form of 2005 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

Exhibit 10.7

Form of Amendment No. 1 to the form of 2005 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for 2005 performance share award recipients other than Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

Exhibit 10.8	Form of Restricted Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Chief Executive Officer and Vice Chairmen)
Exhibit 10.9	Form of Restricted Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Executive Vice Presidents and certain Senior Vice Presidents)
Exhibit 10.10

Form of Restricted Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for recipients of restricted stock unit awards other than Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

Exhibit 10.11	Form of Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)
Exhibit 10.12	Form of Amendment No. 1 to the form of 2006 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)
Exhibit 10.13	Form of Amendment No. 1 to the form of 2005 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)
Exhibit 10.14	Form of Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)

Item 1.01 Entry into a Material Definitive Agreement.

Named Executive Officer Salary Actions.  On March 1, 2007, the Organization & Compensation Committee (the Compensation Committee) of The Chubb Corporation (Chubb) approved the base salaries for each of Chubb’s named executive officers.  Chubb’s Board of Directors ratified these base salaries on March 2, 2007. A schedule detailing the current salaries for Messrs. Finnegan, Degnan, Motamed, O’Reilly and Krump is filed herewith as Exhibit 10.1 and incorporated by reference into this Item 1.01. Salary adjustments take effect on April 1, 2007.

2007 Annual Incentive Compensation Award Criterion.  On March 1, 2007, the Compensation Committee determined that the performance goal to be used for calculating 2007 annual incentive compensation awards will be Chubb’s 2007 operating income, subject to adjustment to account for the reduction in investment income attributable to Chubb’s repurchase of shares of common stock during 2007.

Employee Equity Award Agreements.  On March 1, 2007, the Compensation Committee approved the following forms of equity award agreements under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (the 2004 Employee Plan). On March 2, 2007, Chubb’s Board of Directors ratified these forms.

•                  The form of performance share award agreement for (i) Chubb’s Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents, which form of agreement is filed herewith as Exhibit 10.2 and incorporated by reference into this Item 1.01; and (ii) all other recipients of performance share awards under the 2004 Employee Plan, which form of agreement is filed herewith as Exhibit 10.3 and incorporated by reference into this Item 1.01.

•                  The form of amendment to the 2006 form of performance share award agreement for (i) Chubb’s Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents, which form of amendment is filed herewith as Exhibit 10.4 and incorporated by reference into this Item 1.01; and (ii) all other 2006 recipients of performance share awards under the 2004 Employee Plan, which form of amendment is filed herewith as Exhibit 10.5 and incorporated by reference into this Item 1.01.

•                  The form of amendment to the 2005 form of performance share award agreement for (i) Chubb’s Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents, which form of amendment is filed herewith as Exhibit 10.6 and incorporated by reference into this Item 1.01; and (ii) all other 2005 recipients of performance share awards under the 2004 Employee Plan, which form of amendment is filed herewith as Exhibit 10.7 and incorporated by reference into this Item 1.01.

•                  The form of restricted stock unit award agreement for (i) Chubb’s Chief Executive Officer and the Vice Chairmen, which form of agreement is filed herewith as Exhibit 10.8 and incorporated by reference into this Item 1.01; (ii) Chubb’s Executive Vice Presidents and certain Senior Vice Presidents, which form of agreement is filed herewith as Exhibit 10.9 and incorporated by reference into this Item 1.01; and (iii) all other recipients of restricted stock unit awards under the 2004 Employee Plan, which form of agreement is filed herewith as Exhibit 10.10 and incorporated by reference into this Item 1.01.

Director Equity Award Agreements.  On March 2, 2007, Chubb’s Board of Directors approved the following forms of performance share and stock unit award agreements under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004) (the 2004 Director Plan).

•                  The form of performance share award agreement, which form of agreement is filed herewith as Exhibit 10.11 and incorporated by reference into this Item 1.01.

•                  The form of amendment to the 2006 form of director performance share award agreement, which form of amendment is filed herewith as Exhibit 10.12 and incorporated by reference into this Item 1.01.

•                  The form of amendment to the 2005 form of director performance share award agreement, which form of amendment is filed herewith as Exhibit 10.13 and incorporated by reference into this Item 1.01.

•                  The form of stock unit award agreement, which form of agreement is filed herewith as Exhibit 10.14 and incorporated by reference into this Item 1.01.

Item 9.01        Financial Statements and Exhibits.

(c)          Exhibits.

10.1	Schedule of 2007 Base Salaries for Named Executive Officers
10.2

Form of Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

10.3

Form of Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for recipients of performance share awards other than Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

10.4

Form of Amendment No. 1 to the form of 2006 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

10.5

Form of Amendment No. 1 to the form of 2006 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for 2006 performance share award recipients other than Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

10.6

Form of Amendment No. 1 to the form of 2005 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

10.7

Form of Amendment No. 1 to the form of 2005 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for 2005 performance share award recipients other than Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

10.8	Form of Restricted Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Chief Executive Officer and Vice Chairmen)
10.9	Form of Restricted Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Executive Vice Presidents and certain Senior Vice Presidents)
10.10

Form of Restricted Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for recipients of restricted stock unit awards other than Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

10.11	Form of Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)
10.12	Form of Amendment No. 1 to the form of 2006 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)
10.13	Form of Amendment No. 1 to the form of 2005 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)
10.14	Form of Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

Date:	March 7, 2007	By:	/s/ W. Andrew Macan
Name: W. Andrew Macan
Title: Vice President and Secretary

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

FILED ON MARCH 7, 2007

Exhibit No.	Description
10.1	Schedule of 2007 Base Salaries for Named Executive Officers
10.2

Form of Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

10.3

Form of Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for recipients of performance share awards other than Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

10.4

Form of Amendment No. 1 to the form of 2006 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

10.5

Form of Amendment No. 1 to the form of 2006 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for 2006 performance share award recipients other than Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

10.6

Form of Amendment No. 1 to the form of 2005 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

10.7

Form of Amendment No. 1 to the form of 2005 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for 2005 performance share award recipients other than Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

10.8	Form of Restricted Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Chief Executive Officer and Vice Chairmen)
10.9	Form of Restricted Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for Executive Vice Presidents and certain Senior Vice Presidents)
10.10

Form of Restricted Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan (2004) (for recipients of restricted stock unit awards other than Chief Executive Officer, Vice Chairmen, Executive Vice Presidents and certain Senior Vice Presidents)

10.11	Form of Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)
10.12	Form of Amendment No. 1 to the form of 2006 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)
10.13	Form of Amendment No. 1 to the form of 2005 Performance Share Award Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)
10.14	Form of Stock Unit Agreement under The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)